Subsequent Events	6 Months Ended
Sep. 30, 2017
Subsequent Events
23.	Subsequent Events

The Board of Directors of DAIKYO INCORPORATED, a consolidated subsidiary of the Company, has, pursuant to Article 37 of its Articles of Incorporation, in accordance with Article 459, paragraph 1 of the Companies Act, passed the following resolutions with regard to the matters provided in Article 156, paragraph 1 of the Companies Act concerning the acquisition of treasury stock at the Meeting of the Board of Directors held on October 26, 2017.

(1)	Reason for Treasury Stock Acquisition

To strengthen shareholder returns and increase capital efficiency

(2)	Details of Treasury Stock Acquisition

•	Type of shares to be acquired: Common shares

•	Total number of shares: Up to 4,100,000 shares

•	Total amount of shares to be acquired: Up to ¥8.5 billion

•	Period of acquisition: From October 27, 2017 to October 26, 2018

•	Method of acquisition: Market purchases on the Tokyo Stock Exchange